UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

FLEX LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings to Be Held on August 20, 2019. FLEX LTD. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of FLEX LTD. ATTN: INVESTOR RELATIONS DEPT. 6201 AMERICA CENTER DRIVE SAN JOSE, CA 95002 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E81845-P27039 See the reverse side of this notice to obtain Meeting Information Meeting Type:Extraordinary General Meeting Time:9:00 a.m. California Time Meeting Type:Annual General Meeting Time:9:15 a.m. California Time For holders as of:June 14, 2019 Date:August 20, 2019 Location: 6201 America Center Drive San Jose, CA 95002

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods E81846-P27039 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: The Combined Annual Report and Joint Proxy Statement (Pertaining to the Extraordinary and 2019 Annual General Meetings) How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 6, 2019 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR the following: S1. Extraordinary General Meeting Proposal: To approve amendments to the Company's Constitution to remove the requirement that the Company's directors retire by rotation and effect related changes to the Company's Constitution to account for the removal of the rotational nature of director elections. S2. Extraordinary General Meeting Proposal: To approve amendments to the Company's Constitution to increase the maximum size of the Board of Directors to twelve members. S3. Extraordinary General Meeting Proposal: To approve amendments to the Company's Constitution to account for changes in Singapore law. NOTE: In their discretion, the Proxies are authorized to vote upon such other matters as may properly be put before the meeting or any adjournment thereof. E81848-P27039 Voting Items

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings to Be Held on August 20, 2019. FLEX LTD. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of FLEX LTD. ATTN: INVESTOR RELATIONS DEPT. 6201 AMERICA CENTER DRIVE SAN JOSE, CA 95002 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E81845-P27039 See the reverse side of this notice to obtain Meeting Information Meeting Type:Extraordinary General Meeting Time:9:00 a.m. California Time Meeting Type:Annual General Meeting Time:9:15 a.m. California Time For holders as of:June 14, 2019 Date:August 20, 2019 Location: 6201 America Center Drive San Jose, CA 95002

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods E81846-P27039 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: The Combined Annual Report and Joint Proxy Statement (Pertaining to the Extraordinary and 2019 Annual General Meetings) How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 6, 2019 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR proposals 1 through 6. Each of the following directors, who will cease to hold office pursuant to Article 100 of the Company's Constitution: 1. Subject to and contingent upon the passing of Proposal 1 at the Extraordinary General Meeting (to be held immediately prior to the Company's 2019 Annual General Meeting) (relating to amendments to the Company's Constitution to remove the requirements that the Company's directors retire by rotation) as a special resolution, the re-election of the following as directors of the Company: 2c. Revathi Advaithi 2d. Jill A. Greenthal 2e. Charles K. Stevens, III 1a. Revathi Advaithi 3. To approve the re-appointment of Deloitte & Touche LLP as the Company's independent auditors for the 2020 fiscal year and to authorize the Board of Directors to fix its remuneration. To approve a general authorization for the directors of the Company to allot and issue ordinary shares. NON-BINDING, ADVISORY RESOLUTION. To approve the compensation of the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, set forth in "Compensation Discussion and Analysis" and in the compensation tables and the accompanying narrative disclosure under "Executive Compensation" in the Company's proxy statement relating to its 2019 Annual General Meeting. To approve the renewal of the Share Purchase Mandate relating to acquisitions by the Company of its own issued ordinary shares. 1b. Michael D. Capellas 1c. Jill A. Greenthal 4. 1d. Jennifer Li 5. 1e. Marc A. Onetto 1f. Willy C. Shih 1g. Charles K. Stevens, III 6. 1h. Lay Koon Tan NOTE: In their discretion, the Proxies are authorized to vote upon such other matters as may properly be put before the meeting or any adjournment thereof. 1i. William D. Watkins 1j. Lawrence A. Zimmerman 2. In the event that Proposal 1 at the Extraordinary General Meeting (to be held immediately prior to the Company's 2019 Annual General Meeting) (relating to amendments to the Company's Constitution to remove the requirements that the Company's directors retire by rotation) is not passed by shareholders as a special resolution, the re-election as directors of the Company of: Each of the following as directors, who will retire by rotation pursuant to Article 94 of the Company's Constitution: 2a.Willy C. Shih 2b. William D. Watkins E81847-P27039 Voting Items

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